AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 10, 2000
                                                REGISTRATION NO.  333-[     ]
===============================================================================
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                    -----------------------------------

                                  FORM S-8
                           REGISTRATION STATEMENT
                                   UNDER
                         THE SECURITIES ACT OF 1933
                    -----------------------------------

                  LOEWS CINEPLEX ENTERTAINMENT CORPORATION
           (Exact name of registrant as specified in its charter)

           DELAWARE                                    13-3386485
 (State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                   Identification Number)

                              711 FIFTH AVENUE
                          NEW YORK, NEW YORK 10022
                     (Address of registrant's principal
                             executive offices)

                            AMENDED AND RESTATED
                  LOEWS CINEPLEX ENTERTAINMENT CORPORATION
                         1997 STOCK INCENTIVE PLAN
                          (Full title of the plan)

                               JOHN J. WALKER
        SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER
                  LOEWS CINEPLEX ENTERTAINMENT CORPORATION
                              711 FIFTH AVENUE
                          NEW YORK, NEW YORK 10022
                               (212) 833-6200
         (Name, address, and telephone number of agent for service)

                                            CALCULATION OF REGISTRATION FEE

=====================================================================================================================
                                                                PROPOSED
                                                                MAXIMUM          PROPOSED
                                                                OFFERING         MAXIMUM
       TITLE OF SECURITIES                  AMOUNT TO BE       PRICE PER        AGGREGATE            AMOUNT OF
         TO BE REGISTERED                   REGISTERED (1)       SHARE        OFFERING PRICE      REGISTRATION FEE
---------------------------------------------------------------------------------------------------------------------
Common Stock, par value $.01 per share      1,342,265 shares   $4.0625 (2)    $5,452,951.50 (2)    $1,439.58
=====================================================================================================================

(1) Plus such additional number of shares as may be required in the event of a stock dividend, stock split, recapitalization or other similar event in accordance with Rule 416 of the Securities Act of 1933, as amended (the "Securities Act").
(2) Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(h) of the Securities Act based upon the average of the high and low prices of the Common Stock, as reported on the New York Stock Exchange on March 6, 2000.

                                   PART I

EXPLANATORY NOTE

     This Registration Statement is filed pursuant to Instruction E to Form S-8 to register additional Common Stock issuable under the Amended and Restated Loews Cineplex Entertainment Corporation 1997 Stock Incentive Plan (the "Plan").

     Pursuant to Instruction E to Form S-8, the Registrant hereby incorporates by reference into this Registration Statement the contents of the Registrant's Registration Statement on Form S-8, filed on May 12, 1998 (Registration No. 333-52453).

     The documents containing information specified by Part I of this Registration Statement have been or will be sent or given to participants in the Plan as specified in Rule 428(b)(1) promulgated by the Securities and Exchange Commission under the Securities Act. Such document(s) are not required to be filed with the SEC but constitute (along with the documents incorporated by reference into this Registration Statement) a prospectus that meets the requirements of Section 10(a) of the Securities Act.


                                  PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8. Exhibits

Exhibit No.                   Description of Exhibit
-----------                   ----------------------

4.1 The Amended and Restated Loews Cineplex Entertainment Corporation 1997 Stock Incentive Plan, filed as Exhibit A to the Company's Definitive Proxy Statement filed on May 27, 1999, and incorporated herein by reference.

5.1*                          Opinion of Fried, Frank, Harris, Shriver &
                              Jacobson.

23.1 Consent of Fried, Frank, Harris, Shriver & Jacobson (included in Exhibit 5.1).

23.2*                         Consent of PricewaterhouseCoopers LLP
                              (independent public accountants).

--------------
* filed herewith

                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on March 9, 2000.

                                   Loews Cineplex Entertainment Corporation


                                   /s/ John J. Walker
                                   -------------------------------------
                                   By:  John J. Walker
                                        Senior Vice President, Chief
                                        Financial Officer and Treasurer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities indicated as of the date of the filing of this Registration Statement.

        .

Signature                                                Title
---------                                                -----

/s/ Lawrence J. Ruisi                           President, Chief Executive
--------------------------------                Officer and Director
Lawrence J. Ruisi


/s/ John J. Walker                              Senior Vice President,
--------------------------------                Chief Financial Officer
John J. Walker                                  and Treasurer


/s/ Joseph Sparacio                             Vice President, Finance
--------------------------------                and Controller
Joseph Sparacio


/s/ George A. Cohon                             Director
--------------------------------
George A. Cohon


/s/ Nora Ephron                                 Director
--------------------------------
Nora Ephron


                                                Director
--------------------------------
Mel Harris


/s/ Marinus N. Henny                            Director
--------------------------------
Marinus N. Henny


/s/ Ronald N. Jacobi                            Director
--------------------------------
Ronald N. Jacobi


/s/ Allen Karp                                  Director
--------------------------------
Allen Karp


/s/ Ernest Leo Kolber                           Director
--------------------------------
Ernest Leo Kolber


/s/ Kenneth Lemberger                           Director
--------------------------------
Kenneth Lemberger


/s/ Ron Meyer                                   Director
--------------------------------
Ron Meyer


/s/ Yuki Nozoe                                  Director
--------------------------------
Yuki Nozoe


/s/ Karen Randall                               Director
--------------------------------
Karen Randall


/s/ Hellene Runtagh                             Director
--------------------------------
Hellene Runtagh


/s/ Howard Stringer                             Director
--------------------------------
Howard Stringer


                                                Director
--------------------------------
William A. Sutman



/s/ Mortimer B. Zuckerman                       Director
--------------------------------
Mortimer B. Zuckerman

                             Index to Exhibits

Exhibit No.    Description of Exhibit
-----------    ----------------------

4.1 The Amended and Restated Loews Cineplex Entertainment Corporation 1997 Stock Incentive Plan, filed as Exhibit A to the Company's Definitive Proxy Statement filed on May 27, 1999, and incorporated herein by reference.

5.1*           Opinion of Fried, Frank, Harris, Shriver & Jacobson.

23.1           Consent  of  Fried,  Frank,   Harris,   Shriver  &  Jacobson
               (included in Exhibit 5.1).

23.2* Consent of PricewaterhouseCoopers LLP (independent public accountants).

--------------
* filed herewith